The Prospectus dated January 2, 1996, as supplemented, is incorporated herein by reference in its entirety from Post-Effective Amendment No. 7 to Registrant's Registration Statement (File Nos. 33-42391 and 811-6391) filed via EDGAR on December 29, 1995.

Prudential Pacific Growth Fund, Inc.

                                    (Class Z Shares)
--------------------------------------------------------------------------------
PROSPECTUS DATED JANUARY 2, 1996
  (AS SUPPLEMENTED MARCH 1, 1996)
--------------------------------------------------------------------------------
Prudential Pacific Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks, common stock equivalents (such as convertible debt securities and warrants) and other securities of companies doing business in or domiciled in the Pacific Basin region. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may invest in equity securities of other companies and in non-convertible debt securities. The Fund also may engage in various derivative transactions, such as those involving options on stocks, stock indices, foreign currencies and futures contracts on foreign currencies and groups of currencies and on financial or stock indices so as to hedge its portfolio and to attempt to enhance return. See "How the Fund Invests--Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. The Fund's address is One Seaport Plaza, New York, New York l0292, and its telephone number is (800) 225-1852.

The Fund is not intended to constitute a complete investment program. Because of its objective and policies, including its Pacific Basin orientation, the Fund is subject to greater investment risks than certain other mutual funds. See "How the Fund Invests--Risks and Special Considerations of Investing in Foreign Securities" and "Portfolio Turnover" in the Retail Class Prospectus (defined below).
--------------------------------------------------------------------------------

Class Z shares are offered exclusively for sale to the PSI Cash Balance Pension Plan and to participants in the PSI 401(k) Plan, each an employee benefit plan sponsored by Prudential Securities Incorporated (the PSI Pension Plan and the PSI 401(k) Plan, respectively, and collectively referred to herein as the Plans). Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares through the attached Prospectus dated January 2, 1996 (the Retail Class Prospectus) which is a part hereof.

--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 2, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above.

--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

                                                                               CLASS Z SHARES
                                                                               --------------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases (as a percentage of offering
     price).................................................................        None
   Maximum Sales Load or Deferred Sales Load Imposed on Reinvested
     Dividends..............................................................        None
   Deferred Sales Load (as a percentage of original purchase price or
     redemption proceeds, whichever is lower)...............................        None
   Redemption Fees..........................................................        None
   Exchange Fee.............................................................        None

                                                                               CLASS Z SHARES
                                                                               --------------
ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets):
   Management Fees..........................................................          .75%
   12b-1 Fees...............................................................        None
   Other Expenses...........................................................          .46
                                                                                 -----
   Total Fund Operating Expenses............................................         1.21%
                                                                                 -----
                                                                                 -----

EXAMPLE                                                             1        3        5       10
-------
                                                                   YEAR    YEARS    YEARS    YEARS
                                                                   ----    -----    -----    -----

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
   Class Z......................................................   $ 12     $38      $66     $147

  The above example is based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended October 31, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

  The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in Class Z shares of the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed" in the Retail Class Prospectus. "Other Expenses" includes operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.
------------------
* Estimated based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended October 31, 1995.

   THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED--DISTRIBUTOR" IN THE RETAIL CLASS PROSPECTUS:
   Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

   THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND VALUES ITS SHARES" IN THE RETAIL CLASS PROSPECTUS:
   The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

   THE FOLLOWING INFORMATION SUPPLEMENTS "TAXES, DIVIDENDS AND
 DISTRIBUTIONS--TAXATION OF SHAREHOLDERS" IN THE RETAIL CLASS PROSPECTUS:
   As a qualified plan, each Plan generally pays no federal income tax. Individual participants in either Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in either Plan.

   The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee.

   THE FOLLOWING INFORMATION REPLACES THE INFORMATION UNDER "SHAREHOLDER GUIDE--HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE--HOW TO SELL YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:
   Class Z shares of the Fund are offered exclusively for sale to the PSI Pension Plan and to participants in the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plans on behalf of their respective individual Plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The PSI 401(k) Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to contributions in the Plan. The PSI Pension Plan purchases and redeems shares pursuant to the investment choices of the PSI Pension Committee. All purchases through the Plans will be for Class Z shares. Effective as of March 1, 1996, Class A shares held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged at relative net asset value for Class Z shares. Individual PSI 401(k) Plan participants should contact the Prudential Securities Benefits Department for information on making or changing of investment choices. The Prudential Securities Benefits Department is located at One Seaport Plaza, 33rd Floor, New York, New York 10292 and may be reached by calling (212) 214-7194.

   The average net asset value per share at which shares of the Fund are purchased or redeemed by the PSI Pension Plan or the PSI 401(k) Plan for the accounts of individual Plan participants, might be more or less than the net asset value per share prevailing at the time that the PSI Pension Committee or the PSI 401(k) Plan participants made their investment choices or that the PSI 401(k) Plan participants made their contributions to the PSI 401(k) Plan.

   THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO EXCHANGE YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:
   Class Z shareholders of the Fund may exchange their Class Z shares for Class Z shares of certain other Prudential Mutual Funds on the basis of relative net asset value. PSI 401(k) Plan participants should contact the Prudential Securities Benefits Department about how to exchange their Class Z shares. The PSI Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the PSI Pension Plan. See "How to Buy Shares of the Fund" above. PSI 401(k) Plan participants who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

   THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE RETAIL CLASS PROSPECTUS AS APPROPRIATE.

                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                       Supplement dated March 1, 1996 to
                        Prospectus dated January 2, 1996

  THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF COMMON STOCK" IN THE PROSPECTUS:

  THE FUND WAS INCORPORATED IN MARYLAND ON AUGUST 14, 1991. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK EACH CONSISTING OF 500 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees which may affect performance,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to the PSI Cash Balance Pension Plan and to participants in the PSI 401(k) Plan, each an employee benefit plan sponsored by Prudential Securities. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.




MF 157C-1